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EXHIBIT 10.24

                           CHARTER ONE FINANCIAL, INC.
           2004 SENIOR EXECUTIVE STOCK UNIT DEFERRED COMPENSATION PLAN

                           EFFECTIVE FEBRUARY 1, 2004

                                     PURPOSE

         The purpose of the Plan is to maximize the returns to stockholders of the Company, to promote the long-term profitability and success of the Company, and to help build loyalty to the Company by providing stock based retention benefits to the senior executive officers of the Company who are primarily responsible for such profitability and success. The Plan is part and parcel of the 2004 Senior Executive Retention Plan of the Company. The 2004 Senior Executive Retention Plan permits senior executives of the Company to either participate in the Plan or in the Company's 2004 Senior Executive Cash Deferred Compensation Plan and also includes an enhanced supplemental retirement to the senior executive officers of the Company as provided in Amendment 3 to their respective Supplemental Retirement Agreements dated February 1, 2004.

                                    ARTICLE I
                                   DEFINITIONS

         For purposes of the Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

         "Account Balance" means, with respect to a Participant, his Stock Unit Account Balance or Change in Control Cash Account Balance, whichever is applicable.

         "Applicable Measurement Period" means the period of time since the last day investment credit had been previously allocated on the Participant's Change in Control Cash Account Balance under Section 4.2.

         "Beneficiary" means one or more persons, estates or other entities, designated in accordance with Article 7, that are entitled to receive a Participant's Vested Account Balance under the Plan upon the death of such Participant.

         "Beneficiary Designation Form" means the form established from time to time by the Committee that a Participant completes, signs and returns to the Company or the Committee to designate one or more Beneficiaries.

         "Board" means the board of directors of the Company.

         "Change in Control" has the meaning set forth in the Participant's Employment Agreement.

         "Change in Control Cash Account Balance" means, with respect to a Participant, a credit on the records of the Company, and the rights of a Participant in the assets of the Trust, if any,
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         equal to (i) the Initial Change in Control Cash Balance plus (ii)
         amounts credited pursuant to Section 4.2, less (iii) all Tax Distributions from the Change in Control Cash Account Balance.

         "Claimant" has the meaning set forth in Section 11.1.


         "Code" means the Internal Revenue Code 1986, as it may be amended from time to time.


         "Committee" means the Compensation Committee of the Board.

         "Company" means Charter One Financial, Inc., its successors and assigns.

         "Deferred Compensation Contribution Amount" means the dollar amount set forth in the Participant's Plan Agreement which will be utilized in determining the number of the Participant's Initial Stock Units.

         "Disability" means the Participant is "permanently disabled" as such term is defined in his Employment Agreement.

         "Discharged without Cause" means a termination of employment by action of the Company and/or its affiliates (not by action of a Participant) other than a Termination for Cause or Termination for Disability.

         "Dividend Equivalents" means the Stock Units earned and credited to a Participant's Stock Unit Account Balance as of any Dividend Payment Date which shall be equal to (i) the number of Stock Units credited to a Participant's Stock Unit Account Balance as of the record date for such dividend multiplied by the value of the per share cash amount of the dividend (or as determined by the Committee in the case of dividends paid other than in cash) divided by (ii) the Fair Market Value of a Share as of the Dividend Payment Date, with any fractional Stock Unit resulting therefrom being rounded to the nearest whole Stock Unit.

         "Dividend Payment Date" means any date after the Effective Date on which the Company pays any dividend on outstanding Shares.

         "Eligible Employee" means each of Charles J. Koch, Richard W. Neu, John
         D. Koch, Mark D. Gross and Robert J. Vana.

         "Effective Date" means February 1, 2004

         "Employment Agreement" means the Amended and Restated Employment Agreement between each Participant and the Company dated as of March 10, 2000 (but effective August 1, 1999), as the same may be amended from time to time prior to a Change in Control.

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         "Fair Market Value" means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the Nasdaq Stock Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

         "Initial Change in Control Cash Balance" means, with respect to a Participant, the unsecured obligation of the Company that is intended to represent a cash amount based upon the conversion of his Stock Unit Account Balance to cash as of the consummation of a Change in Control (not the stockholder approval date) pursuant to the Participant's election under Section 4.1, in cancellation of his Stock Unit Account Balance, equal to the number of Stock Units allocated to his Stock Unit Account Balance immediately prior to the consummation of the Change in Control multiplied by the Fair Market Value of a Share as of the trading day next preceding the consummation of the Change in Control.

         "Initial Stock Units" means, with respect to a Participant, the number of Stock Units allocated to a Participant's Stock Unit Account Balance on the Effective Date which will be determined by dividing the Fair Market Value of a Share as of the trading day next preceding the Effective Date into the Deferred Compensation Contribution Amount of such Participant, with any fractional Stock Unit being rounded to the nearest whole Stock Unit.

         "Non-Compete Agreement" means the provisions in a Participant's Plan Agreement that relate to non-competition, non-solicitation and non-disclosure.

         "Non-Compete Payment" means the non-compete payment to be made to a Participant, if applicable, in accordance with the terms of the Participant's Plan Agreement.

         "Opt-Out Notice" has the meaning set forth in a Participant's Plan Agreement.

         "Participant" means each Eligible Employee who (a) has executed a written election to participate in the Plan prior to the Effective Date, (b) has complied with the enrollment requirements under Section
         2.2 prior to the Effective Date and (c) is employed by the Company on the Effective Date. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an Account Balance under the Plan, even if she has an interest in the Participant's Account Balance under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

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         "Plan" means this 2004 Senior Executive Stock Unit Deferred
         Compensation Plan, as the same may be amended from time to time.

         "Plan Agreement" shall mean a written agreement, as the same may be amended from time to time, which is entered into by and between the Company and a Participant. Each Plan Agreement executed by a Participant and the Company shall provide for the Deferred Compensation Contribution Amount allocated to the Participant and such other terms that are not contained in the Plan. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide different rights to a Participant than those provided to other Participants under their Plan Agreements.

         "Regular Distribution Date" means the date on which the Vested Account Balance of a Participant is distributed in full to the Participant or his designated Beneficiary pursuant to Section 6.2, 6.3, 6.4 or 6.5, whichever is applicable.

         "Restriction Period" means the period commencing on the Effective Date and ending on December 31, 2008.

         "Shares" means the shares of common stock of the Company.

         "Stock Unit Account Balance" means, with respect to a Participant, a credit on the records of the Company equal to (i) the Initial Stock Units plus (ii) Stock Units credited as Dividend Equivalents, less
         (iii) the number of Shares deemed distributed as Tax Distributions from the Stock Unit Account Balance. The Stock Unit Account Balance shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of (a) the number of Shares to be paid to a Participant, or his designated Beneficiary, pursuant to the Plan, if applicable, or (b) the amount of the Initial Change in Control Cash Balance, if applicable.

         "Stock Units" means an unsecured obligation of the Company that is intended to represent the economic equivalent of one Share and is the units in which a "Stock Unit Account Balance" is denominated.

         "Tax Distribution" means on any Tax Distribution Date the amount of federal, state, local, employment, unemployment, FICA, medicare or other taxes (but excluding the employer's portion of any such taxes) funded and withheld by the Company or any of its affiliates on behalf of a Participant or his designated Beneficiary based upon the Participant's benefits or Vested Account Balance under the Plan or any distribution thereof.

         "Tax Distribution Date" means any date that the Company or any of its affiliates funds and withholds a Tax Distribution on behalf of a Participant or his designated Beneficiary.

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         "Termination for Cause" means a Termination for Cause (as defined in the Participant's Employment Agreement) or a termination of employment by action of the Company after the Participant is permanently prohibited from participation in the conduct of the affairs of the Company or any of its affiliates by a governmental or regulatory authority.

         "Termination for Disability" means a termination of employment by action of the Company and/or its affiliates or the Participant due to the permanent disability of the Participant as provided in the Participant's Employment Agreement.

         "Termination for Good Reason" means a termination of employment by action of a Participant due to a material diminution of or interference with his duties, responsibilities or benefits and which constitutes an Involuntary Termination (as defined in the Participant's Employment Agreement) by action of the Participant.

         "Termination of Service" means the cessation of employment with the Company and its affiliates, voluntarily or involuntarily, for any reason.

         "Trust" means one or more grantor trusts established pursuant to a trust agreement between the Company and the trustee named therein relating to the Change in Control Cash Account Balances of Participants, as the same may be amended from time to time.

         "Vested Account Balance" means (i) in the case of a Participant who is continuously employed by the Company or any of its affiliates through December 31, 2008, 100% of his Account Balance; (ii) in the case of a Participant who is Discharged without Cause prior to January 1, 2009, 100% of his Account Balance; (iii) in the case of a Participant's Termination for Good Reason (other than Charles J. Koch, if he is a Participant in the Plan) prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company for any reason other than death, 100% of his Account Balance; (iv) in the case of a Termination for Good Reason by Charles J. Koch (if he is a Participant in the Plan) prior to January 1, 2009, 100% of his Account Balance; (v) in the case of a Participant who dies prior to January 1, 2009 while continuously employed by the Company or any of its affiliates, 1/59 of his Account Balance for each full calendar month of his employment commencing February 1, 2004; (vi) in the case of a Participant's Termination for Disability prior to January 1, 2009, 1/59 of his Account Balance for each full calendar month of his employment commencing February 1, 2004; (vii) in the case of a Participant's Termination for Good Reason (other than Charles J. Koch, if he is a Participant in the Plan) prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company due to death, 1/59 of his Account Balance for each full calendar month of his employment commencing February 1, 2004; or (viii) in the case of a Participant's Termination for Good Reason (other than Charles J. Koch, if he is a Participant in the Plan) while Charles J. Koch is the Chief Executive Officer of the Company, a Participant's Termination for Cause or a Participant's Voluntary Termination, in any such case prior to January 1, 2009, 0% of his Account Balance.

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         "Voluntary Termination" means any termination of employment by action of a Participant that does not constitute a Termination for Disability, Termination for Good Reason, or termination due to death.

                                    ARTICLE 2
                           ELIGIBILITY AND ENROLLMENT

2.1 PARTICIPATION. Participation in the Plan shall be limited to the Eligible Employees, each of whom is a senior executive officer of the Company.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each Eligible Employee shall complete, execute, date, and return to the Company or the Committee his Plan Agreement and a Beneficiary Designation Form.

                                    ARTICLE 3
            INITIAL STOCK UNITS, DIVIDEND EQUIVALENTS AND ADJUSTMENTS

3.1 INITIAL STOCK UNITS. On the Effective Date, the Company shall allocate to each Participant's Account Balance the Initial Stock Units of such Participant based upon his Deferred Compensation Contribution Amount as set forth in the Participant's Plan Agreement.

3.2 DIVIDEND EQUIVALENTS. On each Dividend Payment Date, the Stock Unit Account Balance of each Participant shall be credited with Dividend Equivalents.

3.3 ADJUSTMENTS. Each Stock Unit Account Balance and the Stock Units allocated thereto shall be subject to adjustment based upon any change in the number of outstanding Shares by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, consolidation or exchange of equity securities or other distribution (other than cash dividends) of Company assets to stockholders or any other similar change or corporate transaction or event that affects outstanding Shares, with such adjustment being equitably determined by the Committee.

                                    ARTICLE 4
   CONVERSION TO INITIAL CHANGE IN CONTROL CASH BALANCE AND INVESTMENT CREDITS

4.1 PROCEDURE FOR CONVERSION. Within 30 days prior to the consummation of a Change in Control, the Participant may make a written election to convert his Stock Unit Account Balance to the Initial Change in Control Cash Balance as of the consummation of the Change in Control. Such written election must be received by the Committee within such 30 day period. If such written election is timely made, then upon consummation of the Change in Control, the Stock Unit Account Balance of the electing Participant shall terminate and his benefits under the Plan shall then consist solely of his Change in Control Cash Account Balance.

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4.2      INVESTMENT CREDITS. Each Participant's Change in Control Cash Account
         Balance shall be credited with an investment credit through the close of business on each of (i) December 31st of each year, (ii) the date of the Participant's Termination of Service prior to the expiration of the Restriction Period (other than (x) a Discharge without Cause (y) a Termination for Good Reason after Charles J. Koch ceases to be the Chief Executive Officer of the Company for any reason other than death, or (z) in the case of Charles J. Koch, if he is a Participant in the Plan, a Termination for Good Reason), and (iii) the day next preceding the Participant's Regular Distribution Date. The investment credit shall be determined by multiplying the average yield on the 10 year constant maturity U.S. Treasury Securities, as published in the Federal Reserve Statistical Release, determined by taking the average yield for the last active trading day of each calendar month during the Applicable Measurement Period times the average daily balance in the Participant's Change in Control Cash Account Balance for such Applicable Measurement Period, with the yield being applied on a pro-rata basis for any Applicable Measurement Period that is less than one year. In the event the security or the publication becomes unavailable, the Committee shall have the discretion to select a comparable reference for determining the investment credit.

                                    ARTICLE 5
                                   FORFEITURE

5.1 TERMINATION OF SERVICE. On the day next following a Participant's Termination of Service during the Restriction Period, the unvested portion of his Account Balance shall be eliminated from his Account Balance, thereby reducing his Account Balance to the vested portion thereof as of the close of business on the day of the Participant's Termination of Service. Accordingly, from and after such Termination of Service, the Account Balance of such Participant shall consist solely of his Vested Account Balance (inclusive of Dividend Equivalents thereafter earned thereon and/or investment credits thereafter earned thereon under Section 4.2).

5.2 NON-COMPETITION AGREEMENT VIOLATION. If it is determined by a nonappealable judgment of a court of competent jurisdiction, or a written acknowledgment by a Participant, that a Participant has violated any of the provisions of his Non-Competition Agreement during
         (i) the period commencing on the Effective Date and ending on the date of his Termination of Service (if such Termination of Service occurs after the expiration of the Restriction Period) or (ii) the period commencing on the Effective Date and ending one year after his Termination of Service (if such Termination of Service occurs prior to the expiration of the Restriction Period), then in any such event, the Participant's Vested Account Balance shall be completely forfeited and all of his rights under the Plan shall cease and terminate. Nothing herein shall relieve the Participant from his obligation to comply with the terms of his Non-Compete Agreement, to the extent applicable. Notwithstanding the foregoing, the provisions of this Section 5.2 shall not apply to a Participant whose Termination of Service is due to death.

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5.3      PARTICIPANT OPT-OUT. If a Participant is Discharged without Cause during the Restriction Period at a time when Charles J. Koch is the Chief Executive Officer of the Company and prior to a Change in Control, and such Participant timely delivers an Opt-Out Notice to the Committee in accordance with his Plan Agreement, then his Vested Account Balance shall be completely forfeited and all his rights under the Plan shall cease and terminate.

                                    ARTICLE 6
                                  DISTRIBUTIONS

6.1 TAX DISTRIBUTIONS. On each Tax Distribution Date, the Company shall fund the Tax Distribution of a Participant or his designated Beneficiary (but only if the Company is required to do so) and the amount of such Tax Distribution shall either (i) constitute a deemed cash distribution from the Participant's Change in Control Cash Account Balance or (ii) constitute a deemed distribution of Shares from the Participant's Stock Unit Account Balance determined by dividing the Fair Market Value of a Share on such Tax Distribution Date into the Tax Distribution. In the event a Tax Distribution Date arises prior to a Participant's Regular Distribution Date, the amount of the Participant's Tax Distribution shall be equal to (a) the amount of withholding tax applicable to the phantom compensation deemed received by the Participant for tax purposes (determined without taking into account the Tax Distribution) plus (b) the amount of withholding tax applicable to the Tax Distribution constituting a distribution of compensation from the Plan, as determined by the Committee in its sole discretion. Each Participant does hereby authorize the Company and its affiliates to fund and withhold Tax Distributions in amounts determined by the Company, its affiliates or the Committee, and to reduce the Account Balance of the Participant by the amount of the Tax Distributions as provided above. It is the intention of this Section
         6.1 that a Tax Distribution will be made from the Participant's Account Balance as withholding taxes on behalf of the Participant in an amount estimated to equal the Participant's tax obligations relating to compensation recognized by the Participant at such time for income or employment tax purposes.

6.2 TERMINATION OF SERVICE DUE TO DEATH PRIOR TO EXPIRATION OF RESTRICTION PERIOD. If a Participant shall die while employed by the Company or any of its affiliates prior to the expiration of the Restriction Period, then the Company shall distribute the Vested Account Balance of such Participant to his designated Beneficiary within 90 days after the death of the Participant or as soon as practicable thereafter.

6.3 TERMINATION OF SERVICE DURING THE RESTRICTION PERIOD OTHER THAN DUE TO DEATH OR DISABILITY. If a Participant experiences a Termination of Service prior to the expiration of the Restriction Period other than due to death or a Termination for Disability, then, subject to the provisions of Section 5.2 and 5.3, the Company shall distribute the Vested Account Balance of the Participant, if any, to the Participant within 30 days after the later of (i) the expiration of one year following the Participant's Termination of Service or (ii) the expiration of the Restriction Period. Notwithstanding the foregoing, in the event that the Company has asserted a claim against the Participant under Section 5.2 as of the date

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         distribution is to be made to the Participant of his Vested Account
         Balance under this Section 6.3, then payment of the Participant's Vested Account Balance shall be deferred until a final adjudication of the matter, and, if such adjudication is in favor of the Company, no distribution will be made and the Vested Account Balance of the Participant shall be forfeited.

6.4 TERMINATION FOR DISABILITY DURING THE RESTRICTION PERIOD. If a Participant experiences a Termination for Disability prior to the expiration of the Restriction Period, then, subject to the provisions of Section 5.2, the Company shall distribute the Vested Account Balance of the Participant to the Participant within 30 days after the expiration of one year following the Participant's Termination for Disability. Notwithstanding the foregoing, in the event that the Company has asserted a claim against the Participant under Section 5.2 as of the date distribution is to be made to the Participant of his Vested Account Balance under this Section 6.4, then payment of the Participant's Vested Account Balance shall be deferred until a final adjudication of the matter, and, if such adjudication is in favor of the Company, no distribution will be made and the Vested Account Balance of the Participant shall be forfeited.

6.5 TERMINATION OF SERVICE AFTER THE RESTRICTION PERIOD. Upon a Termination of Service of the Participant after the expiration of the Restriction Period, then, subject to the provisions of Section 5.2, the Company shall distribute the Vested Account Balance of the Participant to the Participant within 30 days after his Termination of Service. Notwithstanding the foregoing, in the event the Company has asserted a claim against the Participant under Section 5.2 (which shall not apply if such Termination of Service is due to death) as of the date distribution is to be made to the Participant of his Vested Account Balance under this Section 6.5, then payment of the Participant's Vested Account Balance shall be deferred until a final adjudication of the matter, and, if such adjudication is in favor of the Company no distribution shall be made and the Vested Account Balance of the Participant shall be forfeited.

6.6 FORM OF DISTRIBUTION. Any distribution made pursuant to Section 6.2, 6.3, 6.4 or 6.5 shall be in a single lump sum payment. If the Vested Account Balance of the Participant is a Change in Control Cash Account Balance, then the distribution shall be made solely in cash. If the Vested Account Balance of the Participant is a Stock Unit Account Balance, then the distribution shall be made solely in Shares.

                                    ARTICLE 7
                             BENEFICIARY DESIGNATION

7.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his Beneficiary(ies) (both primary as well as contingent) to receive his Vested Account Balance under the Plan upon his death. The Beneficiary(ies) designated under the Plan may be the same as or different from the Beneficiary(ies) designated under any other plan of the Company or its affiliates in which the Participant participates. If a Participant's primary

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         Beneficiary(ies) shall die prior to disbursement of the Participant's
         Vested Account Balance, the Vested Account Balance shall be distributed to the Participant's contingent or secondary Beneficiary(ies) in the same manner distribution would have been made to his primary Beneficiary(ies).

7.2 BENEFICIARY DESIGNATION AND CHANGE. A Participant shall designate his Beneficiary(ies) by completing and signing the Beneficiary Designation Form and returning it to the Company or the Committee. A Participant shall have the right to change his Beneficiary(ies) by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Company or the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Company or the Committee prior to his death.

7.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Company or the Committee.

7.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 7.1, 7.2 and 7.3 above or if all designated Beneficiaries predecease the Participant or die prior to the distribution of the Participant's Vested Account Balance, then the Participant's designated Beneficiary shall be deemed to be his surviving spouse. If the Participant has no surviving spouse, the Participant's Vested Account Balance shall be payable to the Participant's estate.

7.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to a Participant's Vested Account Balance pursuant to the Plan, the Committee shall have the right, exercisable in its discretion, to cause the Company to withhold such payments until the matter is resolved to the Committee's satisfaction.

7.6 DISCHARGE OF OBLIGATIONS. The payment of a Participant's Vested Account Balance under the Plan to a Beneficiary shall fully and completely discharge the Company, the Committee, and the trustee under the Trust from all further obligations under the Plan and the Trust with respect to the Participant and his Beneficiaries.

                                    ARTICLE 8
                     TERMINATION, AMENDMENT OR MODIFICATION

8.1 TERMINATION. The Plan shall terminate upon the payment or forfeiture of all Vested Account Balances. Upon termination of the Plan, the Company, the Committee and the trustee under the Trust shall have no further obligations to Participants or their Beneficiaries under the Plan or the Trust. Any termination of the Plan shall not alter the obligations of a Participant, or the entitlement of a Participant to his Non-Compete Payment, under his Non-Compete Agreement, to the extent applicable.

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8.2      AMENDMENT. No amendments shall be made to the Plan by the Company without the prior written consent of all Participants who have Account Balances.

8.3 EFFECT OF PAYMENT. The full payment of a Participant's Vested Account Balance under Section 6.2, 6.3, 6.4 or 6.5 shall completely discharge all obligations of the Company and the trustee under the Trust to the Participant and his designated Beneficiaries under the Plan. The obligation of the Company to pay the Non-Compete Payment to a Participant is a separate and independent obligation of the Company under a Participant's Plan Agreement and such obligation shall be controlled by the terms of a Participant's Plan Agreement.

                                    ARTICLE 9
                                 ADMINISTRATION

9.1 COMMITTEE DUTIES. The Plan shall be administered by the Committee. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and (ii) decide or resolve any and all questions including interpretations of the Plan, as may arise in connection with the Plan. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

9.2 AGENTS. In the administration of the Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Company.

9.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

9.4 INDEMNITY OF COMMITTEE. The Company shall indemnify and hold harmless the members of the Committee, the trustee of the Trust; and any person to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to the Plan, except in the case of willful misconduct by the Committee, the trustee of the Trust, or any such other person.

9.5 INFORMATION. To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee as the Committee may reasonably request.

                                   ARTICLE 10
                          OTHER BENEFITS AND AGREEMENTS

The benefits provided for a Participant or a Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program sponsored by the Company or its affiliates. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program.

                                   ARTICLE 11
                                CLAIMS PROCEDURES

11.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to payments distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

11.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

         (i) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (ii) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                  (a) the specific reason(s) for the denial of the claim, or any part of it;

                  (b) specific reference(s) to pertinent provisions of the Plan or the Participant's Plan Agreement upon which such denial was based;

                  (c) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                  (d) an explanation of the claim review procedure set forth in Section 11.3 below.

11.3 REVIEW OF A DENIED CLAIM. With 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

         (i)      may review pertinent documents;

         (ii)     may submit written comments or other documents; and/or

         (iii) may request a hearing, which the Committee, in its sole discretion, may grant.

11.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (i)      specific reasons for the decision;

         (ii) specific reference(s) to the pertinent provisions of the Plan or the Participant's Plan Agreement provisions upon which the decision was based; and

         (iii)    such other matters as the Committee deems relevant.

11.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 11 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under the Plan.

                                   ARTICLE 12
                                      TRUST

12.1 ESTABLISHMENT OF THE TRUST AND TRANSFER OF INITIAL CHANGE IN CONTROL CASH BALANCES. Prior to a Change in Control the Company shall establish the Trust upon such terms as the Committee deems appropriate. Within 30 days after a Change in Control the Company shall transfer to the Trust cash in an amount equal to the Initial Change in Control Cash Balance of each Participant.

12.2 INVESTMENT CREDITS. Investment credits shall be credited in cash to the Change in Control Cash Account Balance of each Participant as provided in Section 4.2. To the extent that the actual earnings of a Participant's Change in Control Cash Account Balance, based upon investments of the Trust, exceed the amount of the investment credit to be allocated to a Participant's Change in Control Cash Account Balance, the excess shall be distributed by the

         Trust to the Company. To the extent that such actual earnings are less than the investment credit to be allocated to a Participant's Change in Control Cash Account Balance, the shortfall shall be promptly contributed in cash to the Trust by the Company.

12.3 INVESTMENT OF TRUST ASSETS. The trustee of the Trust shall be authorized, upon written instructions received from the Committee, to invest and reinvest the Change in Control Cash Account Balances in eligible investments designated from time to time by the Committee in accordance with the terms of the Trust; provided however, to be an eligible investment there shall be no risk of loss to principal.

12.4 DISTRIBUTIONS FROM THE TRUST. The Company's obligations under the Plan with respect to the Vested Account Balances may be satisfied with Trust assets distributed pursuant to the terms of the Plan and any such distribution shall reduce the Company's corresponding obligations under the Plan with respect to Vested Account Balances. In the event of a Tax Distribution from the Vested Account Balance of a Participant, then on the Tax Distribution Date the trustee of the Trust shall distribute a cash amount to the Company from such Participant's Vested Account Balance equal to the Tax Distribution. As soon as practicable after a Participant experiences a Termination of Service during the Restriction Period, the unvested portion of his Account Balance then held by the Trust shall be distributed by the trustee of the Trust to the Company in cash. In the event of a forfeiture of a Participant's Vested Account Balance pursuant to Section 5.2 or 5.3, the trustee of the Trust shall forthwith distribute the Vested Account Balance of the Participant to the Company in cash.

12.5 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Participant's Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Company, Participants and the creditors of the Company to the assets of the Trust. The Company shall at all times remain liable to carry out its obligations under the Plan.

12.6 AMENDMENT OF TRUST. Except for amendments to the Trust to comply with applicable laws, no amendment or modification shall be made to the Trust without the prior written consent of all Participants who have Account Balances.

                                   ARTICLE 13
                                  MISCELLANEOUS

13.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

13.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company. For purposes of the payment of benefits under the Plan, any and all of the Company's assets shall be, and remain the general, unpledged and unrestricted assets of the Company. The Company's obligation under the Plan shall be merely of an unfunded and unsecured promise to pay money or distribute Shares in the future.

13.3 LIABILITY AND INDEPENDENCE. The Company's liability for the payment of benefits under the Plan shall be defined only by the Plan and a Participant's Plan Agreement. The Plan is separate and distinct from, and not a part of, any other employee benefit plan, program or arrangement of the Company or any of its affiliates.

13.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance of a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

13.5 NOT A CONTRACT OF SERVICE. The terms and conditions of the Plan and a Participant's Plan Agreement shall not be deemed to constitute a contract of employment or service between the Company and any of its affiliates, on the one hand, and a Participant, on the other hand. Nothing in the Plan or a Participant's Plan Agreement shall be deemed to give a Participant the right to be retained in the service of the Company or any of its affiliates or to interfere with the right of the Company or any of its affiliates to discipline or discharge the Participant at any time.

13.6 FURNISHING INFORMATION. A Participant or his Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payment of benefits hereunder.

13.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

13.8 CAPTIONS. The captions of the articles, sections and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

13.9 GOVERNING LAW. Subject to ERISA, the provisions of the Plan and the Plan Agreements shall be construed and interpreted according to the internal laws of the State of Ohio without regard to its conflicts of laws and principles.

13.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below.

                         Charter One Financial, Inc.
                         1215 Superior Avenue
                         Cleveland, Ohio  44114
                         Attention: Senior Vice-President of Administrative Services

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under the Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

13.11 SUCCESSORS. The provisions of the Plan shall bind and inure to the benefit of the Company and the Participants and their Beneficiaries.

13.12 INTEREST OF BENEFICIARY. The interest in the benefits hereunder of a designated Beneficiary of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such person in any manner, including, but not limited to, such person's will, nor shall such interest pass under the laws of intestate succession.

13.13 VALIDITY. In case any provision of the Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be constructed and enforced as if such illegal or invalid provision had never been inserted herein.

13.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under the Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such benefit.

13.15 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Company, the Plan or the Committee has been named as a party.

13.16 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company is aware that upon the occurrence of a Change in Control, the Board and/or the Committee (which might then be composed of new members) might then cause or attempt to cause the Company to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company has failed to comply with any of its obligations under the Plan or, if the Company or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company irrevocably authorizes such Participant to retain counsel of his choice at the expense of the Company to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, or any director, officer, stockholder or other person affiliated with the Company in any jurisdiction.

         The Company has signed the Plan as of January 1, 2004.

                                           CHARTER ONE FINANCIAL, INC.,

                                           By:    /s/ Richard W. Neu
                                                  ----------------------
                                           Name:  Richard W. Neu
                                                  ----------------------
                                           Title: EVP-CFO
                                                  ----------------------

                           CHARTER ONE FINANCIAL, INC.
              2004 SENIOR EXECUTIVE CASH DEFERRED COMPENSATION PLAN

                           EFFECTIVE FEBRUARY 1, 2004

                                     PURPOSE

         The purpose of the Plan is to maximize the returns to stockholders of the Company, to promote the long-term profitability and success of the Company, and to help build loyalty to the Company by providing cash retention benefits to the senior executive officers of the Company who are primarily responsible for such profitability and success. The Plan is part and parcel of the 2004 Senior Executive Retention Plan of the Company. The 2004 Senior Executive Retention Plan permits senior executives of the Company to either participate in the Plan or in the Company's 2004 Senior Executive Stock Unit Deferred Compensation Plan (but not both) and also includes an enhanced supplemental retirement to the senior executive officers of the Company as provided in Amendment 3 to their respective Supplemental Retirement Agreements dated February 1, 2004.

                                    ARTICLE I
                                   DEFINITIONS

         For purposes of the Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

         "Account Balance" means, with respect to a Participant, a credit on the records of the Company, and the rights of a Participant in the assets of the Trust, if any, equal to (i) the Deferred Compensation Contribution Amount plus (ii) amounts credited pursuant to Section 3.2, less (iii) all Tax Distributions from his Account Balance. Except for the rights of a Participant in the assets of the Trust, if any, the Account Balance of a Participant shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the cash amounts to be paid to a Participant, or his designated Beneficiary, pursuant to the Plan, if applicable.

         "Applicable Measurement Period" means the period of time since the last day investment credit had been previously allocated on the Participant's Account Balance under Section 3.2.

         "Beneficiary" means one or more persons, estates or other entities, designated in accordance with Article 6, that are entitled to receive a Participant's Vested Account Balance under the Plan upon the death of such Participant.

         "Beneficiary Designation Form" means the form established from time to time by the Committee that a Participant completes, signs and returns to the Company or the Committee to designate one or more Beneficiaries.

         "Board" means the board of directors of the Company.

         "Change in Control" has the meaning set forth in the Participant's Employment Agreement.

         "Claimant" has the meaning set forth in Section 10.1.

         "Code" means the Internal Revenue Code 1986, as it may be amended from time to time.

         "Committee" means the Compensation Committee of the Board.

         "Company" means Charter One Financial, Inc., its successors and assigns.

         "Deferred Compensation Contribution Amount" means the unsecured obligation of the Company that is intended to represent the cash amount deemed contributed to the Plan as of the Effective Date on behalf of a Participant in the amount set forth in the Participant's Plan Agreement.

         "Disability" means the Participant is "permanently disabled" as such term is defined in his Employment Agreement.

         "Discharged without Cause" means a termination of employment by action of the Company and/or its affiliates (not by action of a Participant) other than a Termination for Cause or Termination for Disability.

         "Eligible Employee" means each of Charles J. Koch, Richard W. Neu, John
         D. Koch, Mark D. Gross and Robert J. Vana.

         "Effective Date" means February 1, 2004

         "Employment Agreement" means the Amended and Restated Employment Agreement between each Participant and the Company dated as of March 10, 2000 (but effective August 1, 1999), as the same may be amended from time to time prior to a Change in Control.

         "Non-Compete Agreement" means the provisions in a Participant's Plan Agreement that relate to non-competition, non-solicitation and non-disclosure.

         "Non-Compete Payment" means the non-compete payment to be made to a Participant, if applicable, in accordance with the terms of the Participant's Plan Agreement.

         "Opt-Out Notice" has the meaning set forth in a Participant's Plan Agreement.

         "Participant" means each Eligible Employee who (a) has executed a written election to participate in the Plan prior to the Effective Date, (b) has complied with the enrollment requirements under Section 2.2 prior to the Effective Date and (c) is employed by the Company on the Effective Date. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an Account Balance under the Plan, even if she has an interest in the Participant's Account Balance under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

         "Plan" means this 2004 Senior Executive Cash Deferred Compensation Plan, as the same may be amended from time to time.

         "Plan Agreement" shall mean a written agreement, as the same may be amended from time to time, which is entered into by and between the Company and a Participant. Each Plan Agreement executed by a Participant and the Company shall provide for the Deferred Compensation Contribution Amount allocated to the Participant and such other terms that are not contained in the Plan. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide different rights to a Participant than those provided to other Participants under their Plan Agreements.

         "Regular Distribution Date" means the date on which the Vested Account Balance of a Participant is distributed in full to the Participant or his designated Beneficiary pursuant to Section 5.2, 5.3, 5.4 or 5.5, whichever is applicable.

         "Restriction Period" means the period commencing on the Effective Date and ending on December 31, 2008.

         "Tax Distribution" means on any Tax Distribution Date the amount of federal, state, local, employment, unemployment, FICA, medicare or other taxes (but excluding the employer's portion of any such taxes) funded and withheld by the Company or any of its affiliates on behalf of a Participant or his designated Beneficiary based upon the Participant's benefits or Vested Account Balance under the Plan or any distribution thereof.

         "Tax Distribution Date" means any date that the Company or any of its affiliates funds and withholds a Tax Distribution on behalf of a Participant or his designated Beneficiary.

         "Termination for Cause" means a Termination for Cause (as defined in the Participant's Employment Agreement) or a termination of employment by action of the Company after the Participant is permanently prohibited from participation in the conduct of the affairs of the Company or any of its affiliates by a governmental or regulatory authority.

         "Termination for Disability" means a termination of employment by action of the Company and/or its affiliates or the Participant due to the permanent disability of the Participant as provided in the Participant's Employment Agreement.

         "Termination for Good Reason" means a termination of employment by action of a Participant due to a material diminution of or interference with his duties, responsibilities or benefits and which constitutes an Involuntary Termination (as defined in the Participant's Employment Agreement) by action of the Participant.

         "Termination of Service" means the cessation of employment with the Company and its affiliates, voluntarily or involuntarily, for any reason.

         "Trust" means one or more grantor trusts established pursuant to a trust agreement between the Company and the trustee named therein relating to the Account Balances of Participants, as the same may be amended from time to time.

         "Vested Account Balance" means (i) in the case of a Participant who is continuously employed by the Company or any of its affiliates through December 31, 2008, 100% of his Account Balance; (ii) in the case of a Participant who is Discharged without Cause prior to January 1, 2009, 100% of his Account Balance; (iii) in the case of a Participant's Termination for Good Reason (other than Charles J. Koch, if he is a Participant in the Plan) prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company for any reason other than death, 100% of his Account Balance; (iv) in the case of a Termination for Good Reason by Charles J. Koch (if he is a Participant in the Plan) prior to January 1, 2009, 100% of his Account Balance; (v) in the case of a Participant who dies prior to January 1, 2009 while continuously employed by the Company or any of its affiliates, 1/59 of his Account Balance for each full calendar month of his employment commencing February 1, 2004; (vi) in the case of a Participant's Termination for Disability prior to January 1, 2009, 1/59 of his Account Balance for each full calendar month of his employment commencing February 1, 2004; (vii) in the case of a Participant's Termination for Good Reason (other than Charles J. Koch, if he is a Participant in the Plan) prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company due to death, 1/59 of his Account Balance for each full calendar month of his employment commencing February 1, 2004; or (viii) in the case of a Participant's Termination for Good Reason (other than Charles J. Koch, if he is a Participant in the Plan) while Charles J. Koch is the Chief Executive Officer of the Company, a Participant's Termination for Cause or a Participant's Voluntary Termination, in any such case prior to January 1, 2009, 0% of his Account Balance.

         "Voluntary Termination" means any termination of employment by action of a Participant that does not constitute a Termination for Disability, Termination for Good Reason, or termination due to death.

                                    ARTICLE 2
                           ELIGIBILITY AND ENROLLMENT

2.1 PARTICIPATION. Participation in the Plan shall be limited to the Eligible Employees, each of whom is a senior executive officer of the Company.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each Eligible Employee shall complete, execute, date, and return to the Company or the Committee his Plan Agreement and a Beneficiary Designation Form.

                                    ARTICLE 3
        DEFERRED COMPENSATION CONTRIBUTION AMOUNT AND INVESTMENT CREDITS

3.1 DEFERRED COMPENSATION CONTRIBUTION AMOUNT. On the Effective Date, the Company shall allocate to each Participant's Account Balance an amount equal to the Deferred Compensation Contribution Amount of such Participant as set forth in the Participant's Plan Agreement.

3.2 INVESTMENT CREDITS. Each Participant's Account Balance shall be credited with an investment credit through the close of business on each of (i) December 31st of each year, (ii) the date of the Participant's Termination of Service prior to the expiration of the Restriction Period (other than (x) a Discharge without Cause, (y) a Termination for Good Reason after Charles J. Koch ceases to be the Chief Executive Officer of the Company for any reason other than death, or (z) in the case of Charles J. Koch, if he is a Participant in the Plan, a Termination for Good Reason), and (iii) the day next preceding the Participant's Regular Distribution Date. The investment credit shall be determined by multiplying the average yield on the 10 year constant maturity U.S. Treasury Securities, as published in the Federal Reserve Statistical Release, determined by taking the average yield for the last active trading day of each calendar month during the Applicable Measurement Period times the average daily balance in the Participant's Account Balance for such Applicable Measurement Period, with the yield being applied on a pro-rata basis for any Applicable Measurement Period that is less than one year.. In the event the security or the publication becomes unavailable, the Committee shall have the discretion to select a comparable reference for determining the investment credit.

                                    ARTICLE 4
                                   FORFEITURE

4.1 TERMINATION OF SERVICE. On the day next following a Participant's Termination of Service during the Restriction Period, the unvested portion of his Account Balance shall be eliminated from his Account Balance, thereby reducing his Account Balance to the vested portion thereof as of the close of business on the day of the Participant's Termination of Service. Accordingly, from and after such Termination of Service, the Account Balance of such Participant shall consist solely of his Vested Account Balance (inclusive of investment credits thereafter earned thereon under Section 3.2).

4.2 NON-COMPETITION AGREEMENT VIOLATION. If it is determined by a nonappealable judgment of a court of competent jurisdiction, or a written acknowledgment by a Participant, that a Participant has violated any of the provisions of his Non-Competition Agreement during
         (i) the period commencing on the Effective Date and ending on the date of his Termination of Service (if such Termination of Service occurs after the expiration of the Restriction Period) or (ii) the period commencing on the Effective Date and ending one year after his Termination of Service (if such Termination of Service occurs prior to the expiration of the Restriction Period), then in any such event, the Participant's Vested Account Balance shall be completely forfeited and all of his rights under the Plan shall cease and terminate. Nothing herein shall relieve the Participant from his obligation to comply with the terms of his Non-Compete Agreement, to the extent applicable. Notwithstanding the foregoing, the provisions of this Section 4.2 shall not apply to a Participant whose Termination of Service is due to death.

4.3 PARTICIPANT OPT-OUT. If a Participant is Discharged without Cause during the Restriction Period at a time when Charles J. Koch is the Chief Executive Officer of the Company and prior to a Change in Control, and such Participant timely delivers an Opt-Out Notice to the Committee in accordance with his Plan Agreement, then his Vested Account Balance shall be completely forfeited and all his rights under the Plan shall cease and terminate.

                                    ARTICLE 5
                                  DISTRIBUTIONS

5.1 TAX DISTRIBUTIONS. On each Tax Distribution Date, the Company shall fund the Tax Distribution of a Participant or his designated Beneficiary (but only if the Company is required to do so) and the amount of such Tax Distribution shall constitute a deemed cash distribution from the Participant's Account Balance. In the event a Tax Distribution Date arises prior to a Participant's Regular Distribution Date, the amount of the Participant's Tax Distribution shall be equal to (a) the amount of withholding tax applicable to the phantom compensation deemed received by the Participant for tax purposes (determined without taking into account the Tax Distribution) plus (b) the amount of withholding tax applicable to the Tax Distribution constituting a distribution of compensation from the Plan, as determined by the Committee in its sole discretion. Each Participant does hereby authorize the Company and its affiliates to fund and withhold Tax Distributions in amounts determined by the Company, its affiliates or the Committee, and to reduce the Account Balance of the Participant by the amount of the Tax Distributions as provided above. It is the intention of this Section 5.1 that a Tax Distribution will be made from the Participant's Account Balance as withholding taxes on behalf of the Participant in an amount estimated to equal the Participant's tax obligations relating to compensation recognized by the Participant at such time for income or employment tax purposes.

5.2 TERMINATION OF SERVICE DUE TO DEATH PRIOR TO EXPIRATION OF RESTRICTION PERIOD. If a Participant shall die while employed by the Company or any of its affiliates prior to the expiration of the Restriction Period, then the Company shall distribute the Vested Account Balance of such Participant to his designated Beneficiary within 90 days after the death of the Participant or as soon as practicable thereafter

5.3 TERMINATION OF SERVICE DURING THE RESTRICTION PERIOD OTHER THAN DUE TO DEATH OR DISABILITY. If a Participant experiences a Termination of Service prior to the expiration of the Restriction Period other than due to death or a Termination for Disability, then, subject to the provisions of Section 4.2 and 4.3, the Company shall distribute the Vested Account Balance of the Participant, if any, to the Participant within 30 days after the later of (i) the expiration of one year following the Participant's Termination of Service or (ii) the expiration of the Restriction Period. Notwithstanding the foregoing, in the event that the Company has asserted a claim against the Participant under Section 4.2 as of the date distribution is to be made to the Participant of his Vested Account Balance under this Section 5.3, then payment of the Participant's Vested Account Balance shall be deferred until a final adjudication of the matter, and, if such adjudication is in favor of the Company, no distribution will be made and the Vested Account Balance of the Participant shall be forfeited.

5.4 TERMINATION FOR DISABILITY DURING THE RESTRICTION PERIOD. If a Participant experiences a Termination for Disability prior to the expiration of the Restriction Period, then, subject to the provisions of Section 4.2, the Company shall distribute the Vested Account Balance of the Participant to the Participant within 30 days after the expiration of one year following the Participant's Termination for Disability. Notwithstanding the foregoing, in the event that the Company has asserted a claim against the Participant under Section 4.2 as of the date distribution is to be made to the Participant of his Vested Account Balance under this Section 5.4, then payment of the Participant's Vested Account Balance shall be deferred until a final adjudication of the matter, and, if such adjudication is in favor of the Company, no distribution will be made and the Vested Account Balance of the Participant shall be forfeited.

5.5 TERMINATION OF SERVICE AFTER THE RESTRICTION PERIOD. Upon a Termination of Service of the Participant after the expiration of the Restriction Period, then, subject to the provisions of Section 4.2, the Company shall distribute the Vested Account Balance of the Participant to the Participant within 30 days after his Termination of Service. Notwithstanding the foregoing, in the event the Company has asserted a claim against the Participant under Section 4.2 (which shall not apply if such Termination of Service is due to death) as of the date distribution is to be made to the Participant of his Vested Account Balance under this Section 5.5, then payment of the Participant's Vested Account Balance shall be deferred until a final adjudication of the matter, and, if such adjudication is in favor of the Company no distribution shall be made and the Vested Account Balance of the Participant shall be forfeited.

5.6 FORM OF DISTRIBUTION. Any distribution made pursuant to Section 5.2, 5.3, 5.4 or 5.5 shall be in a single lump sum cash payment.

                                    ARTICLE 6
                             BENEFICIARY DESIGNATION

6.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his Beneficiary(ies) (both primary as well as contingent) to receive his Vested Account Balance under the Plan upon his death. The Beneficiary(ies) designated under the Plan may be the same as or different from the Beneficiary(ies) designated under any other plan of the Company or its affiliates in which the Participant participates. If a Participant's primary Beneficiary(ies) shall die prior to disbursement of the Participant's Vested Account Balance, the Vested Account Balance shall be distributed to the Participant's contingent or secondary Beneficiary(ies) in the same manner distribution would have been made to his primary Beneficiary(ies).

6.2 BENEFICIARY DESIGNATION AND CHANGE. A Participant shall designate his Beneficiary(ies) by completing and signing the Beneficiary Designation Form and returning it to the Company or the Committee. A Participant shall have the right to change his Beneficiary(ies) by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Company or the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Company or the Committee prior to his death.

6.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Company or the Committee.

6.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 6.1, 6.2 and 6.3 above or if all designated Beneficiaries predecease the Participant or die prior to the distribution of the Participant's Vested Account Balance, then the Participant's designated Beneficiary shall be deemed to be his surviving spouse. If the Participant has no surviving spouse, the Participant's Vested Account Balance shall be payable to the Participant's estate.

6.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to a Participant's Vested Account Balance pursuant to the Plan, the Committee shall have the right, exercisable in its discretion, to cause the Company to withhold such payments until the matter is resolved to the Committee's satisfaction.

6.6 DISCHARGE OF OBLIGATIONS. The payment of a Participant's Vested Account Balance under the Plan to a Beneficiary shall fully and completely discharge the Company, the Committee, and the trustee under the Trust from all further obligations under the Plan and the Trust with respect to the Participant and his Beneficiaries.

                                    ARTICLE 7
                     TERMINATION, AMENDMENT OR MODIFICATION

7.1 TERMINATION. The Plan shall terminate upon the payment or forfeiture of all Vested Account Balances. Upon termination of the Plan, the Company, the Committee and the trustee under the Trust shall have no further obligations to Participants or their Beneficiaries under the Plan or the Trust. Any termination of the Plan shall not alter the obligations of a Participant, or the entitlement of a Participant to his Non-Compete Payment, under his Non-Compete Agreement, to the extent applicable.

7.2 AMENDMENT. No amendments shall be made to the Plan by the Company without the prior written consent of all Participants who have Account Balances.

7.3 EFFECT OF PAYMENT. The full payment of a Participant's Vested Account Balance under Section 5.2, 5.3, 5.4 or 5.5 shall completely discharge all obligations of the Company and the trustee under the Trust to the Participant and his designated Beneficiaries under the Plan. The obligation of the Company to pay the Non-Compete Payment to a Participant is a separate and independent obligation of the Company under a Participant's Plan Agreement and such obligation shall be controlled by the terms of a Participant's Plan Agreement.

                                    ARTICLE 8
                                 ADMINISTRATION

8.1 COMMITTEE DUTIES. The Plan shall be administered by the Committee. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and (ii) decide or resolve any and all questions including interpretations of the Plan, as may arise in connection with the Plan. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

8.2 AGENTS. In the administration of the Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Company.

8.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

8.4 INDEMNITY OF COMMITTEE. The Company shall indemnify and hold harmless the members of the Committee, the trustee of the Trust, and any person to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to the Plan, except in the case of willful misconduct by the Committee, the trustee of the Trust, or any such other person.

8.5 INFORMATION. To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee as the Committee may reasonably request.

                                    ARTICLE 9
                          OTHER BENEFITS AND AGREEMENTS

The benefits provided for a Participant or a Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program sponsored by the Company or its affiliates. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program.

                                   ARTICLE 10
                                CLAIMS PROCEDURES

10.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to payments distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

10.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

         (i) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (ii) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                  (a) the specific reason(s) for the denial of the claim, or any part of it;

                  (b) specific reference(s) to pertinent provisions of the Plan or the Participant's Plan Agreement upon which such denial was based;

                  (c) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                  (d) an explanation of the claim review procedure set forth in Section 10.3 below.

10.3 REVIEW OF A DENIED CLAIM. With 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

         (i)      may review pertinent documents;

         (ii)     may submit written comments or other documents; and/or

         (iii) may request a hearing, which the Committee, in its sole discretion, may grant.

10.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (i)      specific reasons for the decision;

         (ii) specific reference(s) to the pertinent provisions of the Plan or the Participant's Plan Agreement provisions upon which the decision was based; and

         (iii)    such other matters as the Committee deems relevant.

10.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 10 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under the Plan.

                                   ARTICLE 11
                                      TRUST

11.1 ESTABLISHMENT OF THE TRUST AND TRANSFER OF ACCOUNT BALANCES. Prior to a Change in Control the Company shall establish the Trust upon such terms as the Committee deems appropriate. Within 30 days after a Change in Control the Company shall transfer to the Trust cash in an amount equal to the then Account of each Participant.

11.2 INVESTMENT CREDITS. Investment credits shall be credited in cash to the Account Balance of each Participant as provided in Section 3.2. To the extent that the actual earnings of a Participant's Account Balance, based upon investments of the Trust, exceed the amount of the investment credit to be allocated to a Participant's Account Balance, the excess shall be distributed by the Trust to the Company. To the extent that such actual earnings are less than the investment credit to be allocated to a Participant's Account Balance, the shortfall shall be promptly contributed in cash to the Trust by the Company.

11.3 INVESTMENT OF TRUST ASSETS. The trustee of the Trust shall be authorized, upon written instructions received from the Committee, to invest and reinvest the Account Balances in eligible investments designated from time to time by the Committee in accordance with the terms of the Trust; provided however, to be an eligible investment there shall be no risk of loss to principal.

11.4 DISTRIBUTIONS FROM THE TRUST. The Company's obligations under the Plan with respect to the Vested Account Balances may be satisfied with Trust assets distributed pursuant to the terms of the Plan and any such distribution shall reduce the Company's corresponding obligations under the Plan with respect to Vested Account Balances. In the event of a Tax Distribution from the Vested Account Balance of a Participant, then on the Tax Distribution Date the trustee of the Trust shall distribute a cash amount to the Company from such Participant's Vested Account Balance equal to the Tax Distribution. As soon as practicable after a Participant experiences a Termination of Service during the Restriction Period, the unvested portion of his Account Balance then held by the Trust shall be distributed by the trustee of the Trust to the Company in cash. In the event of a forfeiture of a Participant's Vested Account Balance pursuant to Section 4.2 or 4.3, the trustee of the Trust shall forthwith distribute the Vested Account Balance of the Participant to the Company in cash.

11.5 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Participant's Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Company, Participants and the creditors of the Company to the assets of the Trust. The Company shall at all times remain liable to carry out its obligations under the Plan.

11.6 AMENDMENT OF TRUST. Except for amendments to the Trust to comply with applicable laws, no amendment or modification shall be made to the Trust without the prior written consent of all Participants who have Account Balances.

                                   ARTICLE 12
                                  MISCELLANEOUS

12.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

12.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company. For purposes of the payment of benefits under the Plan, any and all of the Company's assets shall be, and remain the general, unpledged and unrestricted assets of the Company. The Company's obligation under the Plan shall be merely of an unfunded and unsecured promise to pay money in the future.

12.3 LIABILITY AND INDEPENDENCE. The Company's liability for the payment of benefits under the Plan shall be defined only by the Plan and a Participant's Plan Agreement. The Plan is separate and distinct from, and not a part of, any other employee benefit plan, program or arrangement of the Company or any of its affiliates.

12.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance of a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

12.5 NOT A CONTRACT OF SERVICE. The terms and conditions of the Plan and a Participant's Plan Agreement shall not be deemed to constitute a contract of employment or service between the Company and any of its affiliates, on the one hand, and a Participant, on the other hand. Nothing in the Plan or a Participant's Plan Agreement shall be deemed to give a Participant the right to be retained in the service of the Company or any of its affiliates or to interfere with the right of the Company or any of its affiliates to discipline or discharge the Participant at any time.

12.6 FURNISHING INFORMATION. A Participant or his Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payment of benefits hereunder.

12.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

12.8 CAPTIONS. The captions of the articles, sections and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

12.9 GOVERNING LAW. Subject to ERISA, the provisions of the Plan and the Plan Agreements shall be construed and interpreted according to the internal laws of the State of Ohio without regard to its conflicts of laws and principles.

12.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below.

                  Charter One Financial, Inc.
                  1215 Superior Avenue
                  Cleveland, Ohio 44114
                  Attention: Senior Vice-President of Administrative Services

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under the Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

12.11 SUCCESSORS. The provisions of the Plan shall bind and inure to the benefit of the Company and the Participants and their Beneficiaries.

12.12 INTEREST OF BENEFICIARY. The interest in the benefits hereunder of a designated Beneficiary of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such person in any manner, including, but not limited to, such person's will, nor shall such interest pass under the laws of intestate succession.

12.13 VALIDITY. In case any provision of the Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be constructed and enforced as if such illegal or invalid provision had never been inserted herein.

12.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under the Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such benefit.

12.15 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Company, the Plan or the Committee has been named as a party.

12.16 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company is aware that upon the occurrence of a Change in Control, the Board and/or the Committee (which might then be composed of new members) might then cause or attempt to cause the Company to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company has failed to comply with any of its obligations under the Plan or, if the Company or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company irrevocably authorizes such Participant to retain counsel of his choice at the expense of the Company to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, or any director, officer, stockholder or other person affiliated with the Company in any jurisdiction.

         The Company has signed the Plan as of January 1, 2004.

                                           CHARTER ONE FINANCIAL, INC.,

                                           By:    /s/ Richard W. Neu
                                                  ----------------------
                                           Name:  Richard W. Neu
                                                  ----------------------
                                           Title: EVP-CFO
                                                  ----------------------